UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2019

PULMATRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 390

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

(781) 357-2333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	PULM	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2019, Pulmatrix, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved an amendment (the “Plan Amendment”) to the Company’s Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan (the “Plan”) to increase the total number of shares of common stock authorized for issuance under such plan from 1,496,637 to 4,060,000 shares. The Plan Amendment had been previously approved by the Company’s board of directors (the “Board”) on June 27, 2019, subject to stockholder approval.

For more information about the Plan Amendment and the Plan, see the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on July 26, 2019 (the “2019 Proxy”), the relevant portions of which are incorporated herein by reference. The description of the Plan Amendment above and such portions of the 2019 Proxy are qualified in their entirety by reference to the full text of the Plan Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 6, 2019, the Company held its Annual Meeting. A total of 13,620,360 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. Holders of the Company’s common stock were entitled to one vote per share. The matters submitted for a vote and the related results are set forth below.

(1)	Election of two directors to serve as Class II directors on the Board to serve until the 2022 Annual Meeting of Stockholders:

Director	For	Withheld
Teofilo Raad	2,988,602	215,287
Matthew L. Sherman, M.D.	2,722,310	481,579

(2)

A proposal to amend the Company’s Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan from 1,496,637 to 4,060,000 shares:

For	Against	Abstain
1,640,712	1,478,712	84,465

(3)	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstain
13,275,363	194,604	150,393

For more information about the foregoing proposals, see the 2019 Proxy, the relevant portions of which are incorporated herein by reference.

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Third Amendment to the Pulmatrix, Inc. Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULMATRIX, INC.

Date: September 9, 2019	By:	/s/ William Duke, Jr.
William Duke, Jr.
Chief Financial Officer